As filed with the Securities and Exchange Commission on December 19, 2024

Registration No. 333-275761

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1/A

(Amendment No. 10)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

EzFill Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	5500	83-4260623
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

67 NW 183rd St.,

Miami, Florida 33169

305-791-1169

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Yehuda Levy

Chief Executive Officer

EzFill Holdings, Inc.

67 NW 183rd St.,

Miami, Florida 33169

305-791-1169

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Laura Anthony, Esq.	Mitchell S. Nussbaum, Esq.
Craig D. Linder, Esq.	Norwood P. Beveridge, Esq.
Anthony, Linder & Cacomanolis, PLLC	Lili Taheri, Esq.
1700 Palm Beach Lakes Blvd., Suite 820	Loeb & Loeb LLP
Tel: (561) 514-0936	345 Park Avenue
Fax: (561) 514-0832	New York, New York 10154 Tel: (212) 407-4000

(Approximate date of commencement of proposed sale to the public)

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☒

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

EZFill Holdings, Inc. is filing this Amendment No. 10 to its Registration Statement on Form S-1 (File No. 333-275761, the ‘‘Registration Statement”) as an exhibits-only filing. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses, payable by the Company in connection with the registration and sale of the common stock being registered other than estimated fees and commissions in connection with our public offering. All amounts are estimates except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. (“FINRA”) filing fee.

Amount
SEC registration fee	$2,507
FINRA filing fee	3,249
Accounting fees and expenses	50,000
Legal fees and expenses	298,000
Accountable expenses	147,500
Non-accountable expenses	150,000
Transfer agent fees and expenses	2,500
Printing and mailing expenses	2,500
Miscellaneous fees and expenses	18,744
Total expenses	$675,000

ITEM 14. Indemnification of Directors and Officers.

The Company’s amended and restated certificate of incorporation eliminates the personal liability of directors to the fullest extent permitted by the Delaware General Corporation Law and, together with the Company’s bylaws, provides that the Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it may be amended or supplemented, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 15. Recent Sales of Unregistered Securities.

The Company has sold a total of 690,402 shares of its common stock within the past three years which were not registered under the Securities Act. All of the sales were made pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Commitment Fee Shares Issued with Promissory Notes

On June 24, 2024, the Company and NextNRG Holding Corp. (“NextNRG”) entered into a promissory note (the “June 24 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the June 24 Note.

On July 5, 2024, the Company and NextNRG entered into a promissory note (the “July 5 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 5 Note.

On July 10, 2024, the Company and NextNRG entered into a promissory note (the “July 10 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 10 Note.

On July 22, 2024, the Company issued a promissory note (the “July 22 Note”) to NextNRG for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 22 Note.

On August 6, 2024, the Company and NextNRG entered into a promissory note (the “August 6 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 53,500 shares of its common stock to NextNRG as commitment fee shares for the August 6 Note.

On August 14, 2024, the Company and NextNRG entered into a promissory note (the “August 14 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 53,500 shares of its common stock to NextNRG as commitment fee shares for the August 14 Note.

Stock Issued Pursuant to Stock Purchase Agreement

On August 16, 2024, the Company entered into a Stock Purchase Agreement (the “SPA”) with NextNRG pursuant to which the Company issued, 140,000 shares of Series B Convertible Preferred Stock of the Company (“Series B Preferred Stock”) for a purchase price of $10.00 per Share, and a resulting total purchase price of $1,400,000.

Stock Issued Pursuant to Exchange Agreements

On August 16, 2024, the Company entered into an Exchange Agreement (the “Next Exchange Agreement”) by and between the Company and NextNRG. Pursuant to the terms and conditions of the Next Exchange Agreement, certain promissory notes of the Company issued to NextNRG (as set forth in the Next Exchange Agreement) were exchanged and converted into 3,525,341 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”).

On August 16, 2024, the Company entered into an Exchange Agreement (the “AJB Exchange Agreement”) by and between the Company and AJB Capital Investments LLC, a Delaware limited liability company (“AJB”). Pursuant to the terms and conditions of the AJB Exchange Agreement, certain promissory notes of the Company issued to AJB (as set forth in the AJB Exchange Agreement) were exchanged and converted into 363,000 shares of Series A Preferred Stock of the Company (“Series A Preferred Stock”).

All of the foregoing issuances were made pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

ITEM 16. Exhibits and Financial Statement Schedules.

(a) The exhibits listed under the caption “Exhibit Index” following the signature page are filed herewith or incorporated by reference herein.

(b) Financial Statement Schedules

No financial statement schedules are provided because the information required to be set forth therein is not applicable or is shown in the consolidated financial statements or notes thereto.

II-1

ITEM 17. Undertakings.

(a) The undersigned Registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

II-2

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned Registrant hereby undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Exhibit Number	Description
1.1	Form of Underwriting Agreement by and between EZFill Holdings Inc. and ThinkEquity LLC (previously filed)
3.1	Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
3.2	Bylaws of the Registrant, incorporated by reference to Exhibit 3.1 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
3.3	Certificate of Amendment to Amended and Restated Certificate of Incorporation. Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on September 16, 2021.
3.4	Certificate of Amendment to Amended and Restated Certificate of Incorporation. Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 18, 2024.
3.5	Certificate of Amendment to the Amended and Restated Certificate of Incorporation. (incorporated by reference to Exhibit 3.1 on Form 8-K filed July 25, 2024).
3.6	Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of the Company, as filed on August 16, 2024, with the Department of State, Division of Corporations, of the State of Delaware. (incorporated by reference to Exhibit 10.4 on Form 8-K filed August 20, 2024).
3.7	Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock of the Company, as filed on August 16, 2024 with the Department of State, Division of Corporations, of the State of Delaware. (incorporated by reference to Exhibit 10.5 on Form 8-K filed August 20, 2024).
3.8	Certificate of Amendment to Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of the Company, as filed on August 16, 2024, with the Department of State, Division of Corporations, of the State of Delaware. (incorporated by reference to Exhibit 10.6 on Form 8-K filed August 20, 2024).
3.9	Certificate of Amendment to Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock of the Company, as filed on August 16, 2024, with the Department of State, Division of Corporations, of the State of Delaware. (incorporated by reference to Exhibit 10.7 on Form 8-K filed August 20, 2024).
4.1	Form of Representatives Warrant, incorporated by reference to Exhibit 4.2 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
5.1	Opinion of Anthony, Linder & Cacomanolis, PLLC (previously filed).
10.1	Asset Purchase Agreement between Neighborhood Fuel, Inc. and Neighborhood Fuel Holdings, LLC, dated as of February 19, 2020, incorporated by reference to Exhibit 10.1 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.2	Asset Sale and Purchase Agreement between EzFill Fl, LLC and EzFill Holdings, Inc., dated as of April 9, 2019, incorporated by reference to Exhibit 10.2 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.3	Promissory Note, dated November 24, 2020, incorporated by reference to Exhibit 10.8 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.

II-3

10.4	Promissory Note, dated June 25, 2021 issued to LH MA 2 LLC, incorporated by reference to Exhibit 10.11 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.5	Promissory Note dated June 25, 2021 issued to the Farkas Group, Inc., incorporated by reference to Exhibit 10.12 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.6	Promissory Note dated July 26, 2021 issued to LH MA 2 LLC, incorporated by reference to Exhibit 10.13 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.7	Promissory Note dated July 26, 2021 issued to the Farkas Group, Inc., incorporated by reference to Exhibit 10.14 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.8	Promissory Note dated August 18, 2021 issued to the Farkas Group, Inc., incorporated by reference to Exhibit 10.15 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.9	Promissory Note dated August 19, 2021 issued to Hutton Capital Management, incorporated by reference to Exhibit 10.16 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.10	Securities-Based Line of Credit, Promissory Note, Security, Pledge and Guaranty Agreement, incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2021.
10.11	Employment Agreement between EzFill Holdings, Inc. and Richard Dery. Incorporated by reference to Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.12	Stock Incentive Plan incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.13	Technology License Agreement between Fuel Butler, LLC and EzFill Holdings, Inc. incorporated by reference to Exhibit 10.10 of the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on June 28, 2021.
10.14	Securities-Based Line of Credit, Promissory Note, Security Pledge and Guaranty Agreement incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2021.
10.15	Separation Agreement and Release incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2022.
10.16	Non Independent Board Member Letter Agreement incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2022.
10.17	Asset Purchase and Fuel Supply Agreement dated March 2, 2022 incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2022.
10.18	EZFill Holdings, Inc. 2022 Equity Incentive Plan (incorporated by reference to 8-K filed June 7, 2022)
10.19	Material Services Agreement between South Florida Motorsports, LLC and EzFill Holdings, Inc. (incorporated by reference to 8-K filed January 25, 2023)
10.20	Consulting Agreement by and between EzFill Holdings, Inc. and Lunar Project LLC dated January 27, 2023 (incorporated by reference to 8-K filed January 27, 2023)
10.21	Form of Non-Qualified Stock Option Agreement (incorporated by reference to 8-K filed January 27, 2023)
10.22	Consulting Agreement between Mountain Views Strategy Ltd. And EzFill Holdings, Inc. (incorporated by reference to 8-K filed February 16, 2023)
10.23	Promissory Note between Farkas Group, Inc. and EzFill Holdings, Inc. (incorporated by reference to 8-K filed April 10, 2023)
10.24	Promissory Note in the principal amount of $1,500,000 dated April 19, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed April 21, 2023)
10.25	Securities Purchase Agreement, between EzFill Holdings, Inc. and AJB Capital Investments, LLC, dated April 19, 2023 (incorporated by reference to 8-K filed April 21, 2023)

II-4

10.26	Security Agreement between EzFill Holdings Inc., and AJB Capital Investments, LLC dated April 19, 2023 (incorporated by reference to 8-K filed April 21, 2023)
10.27	Employment Agreement between Avishai Vaknin and EzFill Holdings, Inc. (incorporated by reference to 8-K filed April 25, 2023)
10.28	Services Agreement between Telx Computers Inc. and EzFill Holdings, Inc. (incorporated by reference to 8-K filed April 25, 2023)
10.29	Employment Agreement between Yehuda Levy and EzFill Holdings, Inc. (incorporated by reference to 8-K filed April 25, 2023)
10.30	Amended and Restated Promissory Note dated May 17, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed May 18, 2023)
10.31	Amendment to the Securities Purchase Agreement dated May 17, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed May 18, 2023)
10.32	Amendment to Consulting Services Agreement dated May 15, 2023 between EzFill Holdings, Inc. and Mountain Views Strategy Ltd. (incorporated by reference to 8-K filed May 18, 2023)
10.33	Loan Agreement between Stripe, Inc. and EzFill Holdings, Inc. dated June 14, 2023 (incorporated by reference to 8-K filed June 20, 2023)
10.34	Promissory Note between EzFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed July 11, 2023)
10.35	Promissory Note between EzFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed August 3, 2023)
10.36	Amendment to the Securities Purchase Agreement dated August 3, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed August 4, 2023)
10.37	Promissory Note between EzFill Holdings, Inc. and NextNRG dated August 23, 2023 (incorporated by reference to 8-K filed August 24, 2023)
10.38	Promissory Note between EzFill Holdings, Inc. and NextNRG dated August 30, 2023 (incorporated by reference to 8-K filed September 6, 2023)
10.39	Promissory Note between EzFill Holdings, Inc. and NextNRG dated September 6, 2023 (incorporated by reference to 8-K filed September 7, 2023)
10.40	Promissory Note between EzFill Holdings, Inc. and NextNRG dated September 13, 2023 (incorporated by reference to 8-K filed September 15, 2023)
10.41	Amendment to the Securities Purchase Agreement dated September 18, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed September 21, 2023)
10.42	Securities Purchase Agreement effective October 25, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed November 3, 2023)
10.43	Promissory Note dated November 3, 2023 between EzFill Holdings, Inc. and NextNRG LLC (incorporated by reference to 8-K filed November 3, 2023)
10.44+	Securities Purchase Agreement dated October 13, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed October 18, 2023)
10.45+	Promissory Note dated October 13, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed October 18, 2023)
10.46	Second Amendment to the Security Agreement dated October 13, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed October 18, 2023)
10.47	Amended and Restated Exchange Agreement dated November 2, 2023 by and among EzFill Holdings, Inc., all members of NextNRG and Michael Farkas, an individual, as the representative of the members of NextNRG (incorporated by reference to 8-K filed November 8, 2023)
10.48	2023 Equity Incentive Plan (incorporated by reference to 8-K filed June 6, 2023)
10.49	Promissory Note, dated December 4, 2023 (incorporated by reference to 8-K filed December 6, 2023)
10.50	Promissory Note, dated December 13, 2023 (incorporated by reference to 8-K filed December 14, 2023)
10.51	Promissory Note, dated December 18, 2023 (incorporated by reference to 8-K filed December 18, 2023)
10.52	Promissory Note, dated December 20, 2023 (incorporated by reference to 8-K filed December 22, 2023)
10.53	Promissory Note, dated December 27, 2023 (incorporated by reference to 8-K filed December 27, 2023)
10.54	Promissory Note, dated January 5, 2024 (incorporated by reference to 8-K filed January 8, 2024)
10.55	Global Amendment 1 dated January 11, 2024 between EzFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed January 17, 2024)
10.56	Global Amendment 2 dated January 11, 2024 between EzFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed January 17, 2024)
10.57	Promissory Note dated January 16, 2024 between EzFill Holdings, Inc. and NextNRG. (incorporated by reference to 8-K filed January 17, 2024)
10.58	Global Amendment dated January 17, 2024 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed January 17, 2024)
10.59	Promissory Note, dated January 25, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed January 31, 2024)
10.60	Promissory Note, dated February 7, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed February 12, 2024)
10.61	Global Amendment dated February 19, 2024 between EzFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed February 23, 2024)
10.62	Global Amendment dated February 19, 2024 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed February 23, 2024)
10.63	Promissory Note, dated February 20, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed February 23, 2024)
10.64	Promissory Note, dated February 28, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed March 6, 2024)
10.65	Promissory Note, dated March 8, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed March 14, 2024)
10.66	Promissory Note, dated March 15, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed March 18, 2024)
10.67	Promissory Note, dated March 26, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed March 28, 2024)
10.68	Promissory Note, dated April 2, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed April 9, 2024
10.69	Promissory Note, dated April 8, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed April 10, 2024)
10.70	Promissory Note, dated April 22, 2024, between EZFill Holdings, Inc. and NextNRG (incorporated by reference to 8-K filed April 26, 2024)
10.71	Global Amendment dated May 9, 2024 between EzFill Holdings, Inc. and AJB Capital Investments, LLC (incorporated by reference to 8-K filed May 15, 2024)
10.72	Promissory Note dated May 15, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.(incorporated by reference to 8-K filed May 21, 2024)
10.73	Promissory Note dated May 20, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.(incorporated by reference to 8-K filed May 21, 2024)
10.74	Letter agreement between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to 8-K filed May 29, 2024)
10.75	Promissory Note dated May 28, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.(incorporated by reference to 8-K filed June 3, 2024)
10.76	Promissory Note dated June 10, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.(incorporated by reference to 8-K filed June 14, 2024)
10.77	Second Amended and Restated Exchange Agreement (incorporated by reference to 8-K filed June 14, 2024)
10.78	Promissory Note dated June 24, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed June 28, 2024).
10.79	Promissory Note dated July 5, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed July 10, 2024).
10.80	Promissory Note dated July 10, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed July 15, 2024).
10.81	First Amendment dated July 22, 2024 to the Second Amended and Restated Exchange Agreement dated June 11, 2024 by and among EzFill Holdings, Inc. and Michael Farkas, an individual, as the representative of the shareholders of NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed July 25, 2024).
10.82	Promissory Note dated July 22, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.2 on Form 8-K filed July 25, 2024).
10.83	Promissory Note dated August 6, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed August 12, 2024).
10.84	Promissory Note dated August 14, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed August 15, 2024).
10.85	Stock Purchase Agreement, by and between the Company and Next, dated as of August 16, 2024. (incorporated by reference to Exhibit 10.1 on Form 8-K filed August 20, 2024).
10.86	Exchange Agreement, by and between the Company and Next, dated as of August 16, 2024. (incorporated by reference to Exhibit 10.2 on Form 8-K filed August 20, 2024).
10.87	Exchange Agreement, by and between the Company and AJB, dated as of August 16, 2024. (incorporated by reference to Exhibit 10.3 on Form 8-K filed August 20, 2024).
10.88	Second Amendment dated September 25, 2024 to the Second Amended and Restated Exchange Agreement dated June 11, 2024, as amended July 10, 2024, by and among EzFill Holdings, Inc. and Michael Farkas, an individual, as the representative of the shareholders of NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed September 27, 2024).
10.89	Asset Purchase Agreement, dated November 18, 2024, by and between EzFill Holdings, Inc. and Yoshi, Inc. (previously filed)
10.90	Promissory Note dated December 2, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed December 5, 2024).
10.91	Promissory Note dated December 3, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.2 on Form 8-K filed December 5, 2024).
10.92	Letter of Understanding, dated as of December 12, 2024, by and between Shell Retail and Convenience Operations LLC d/b/a Shell TapUp and d/b/a/ Instafuel and EzFill Holdings, Inc. (incorporated by reference to Exhibit 10.1 on Form 8-K filed December 18, 2024).
10.93	Promissory Note dated December 17, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp. (incorporated by reference to Exhibit 10.1 on Form 8-K filed December 18, 2024).
10.94	Mobile Fueling Vendor Agreement, dated as of December 14, 2024, by and between Amazon Logistics, Inc. and EzFill Holdings, Inc. (incorporated by reference to Exhibit 10.1 on Form 8-K filed December 19, 2024).
21.1	List of Subsidiaries incorporated by reference to Exhibit 21 to Amendment No. 4 to the Registrant’s Registration Statement on Form S-1 (333-256691), as amended, originally filed with the Securities and Exchange Commission on August 20, 2021.
23.1	Consent of Anthony, Linder & Cacomanolis, PLLC (included as part of Exhibit 5.1) (previously filed)
23.2*	Consent of M&K CPAS PLLC
23.3*	Consent of M&K CPAS PLLC
24.1	Power of Attorney (previously included on signature page)
99.1	Consent of Director Nominee Michael D. Farkas (previously filed)
107	Filing Fee Table (previously filed)

+ Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission, certain portions of this exhibit have been omitted because it is both not material and the type of information that the Company treats as private or confidential.

* Filed herewith

II-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Miami, State of Florida, on December 19, 2024.

EzFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Yehuda Levy
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated

Signature	Title	Date

/s/ Yehuda Levy	Chief Executive Officer and Director	December 19, 2024
Yehuda Levy	(Principal Executive Officer)

/s/ *	Chief Financial Officer	December 19, 2024
Michael Handelman	(Principal Financial and Accounting Officer)

/s/ *
Bennett Kurtz	Director	December 19, 2024

/s/ *
Jack Leibler	Director	December 19, 2024

/s/ *
Sean Oppen	Director	December 19, 2024

/s/ *
Daniel Arbour	Director	December 19, 2024

* By:	/s/ Yehuda Levy
Yehuda Levy
Attorney-In-Fact

II-6